UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): June 21, 2023

ASHFORD HOSPITALITY TRUST, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-31775	86-1062192
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS employer identification number)

14185 Dallas Parkway, Suite 1200
Dallas
Texas	75254
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (972) 490-9600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	AHT	New York Stock Exchange
Preferred Stock, Series D	AHT-PD	New York Stock Exchange
Preferred Stock, Series F	AHT-PF	New York Stock Exchange
Preferred Stock, Series G	AHT-PG	New York Stock Exchange
Preferred Stock, Series H	AHT-PH	New York Stock Exchange
Preferred Stock, Series I	AHT-PI	New York Stock Exchange

Item 1.01	Entry into a Material Definitive Agreement.

As previously announced, on January 15, 2021, Ashford Hospitality Trust, Inc. (“Ashford Trust” or the “Company”) and Ashford Hospitality Limited Partnership, an indirect subsidiary of the Company (the “Borrower”), entered into a Credit Agreement (as amended, the “Credit Agreement”) with certain funds and accounts managed by Oaktree Capital Management, L.P. (the “Lenders”) and Oaktree Fund Administration, LLC, as administrative agent (the “Administrative Agent”). Also as previously announced, on October 11, 2021, Ashford Trust and the Borrower entered into Amendment No. 1 to the Credit Agreement (“Amendment No. 1”) with the Lenders and the Administrative Agent.

Pursuant to the Credit Agreement, as amended by Amendment No. 1, the Lenders made available to the Borrower a senior secured term loan facility comprising of (a) initial term loans in an aggregate principal amount of $200,000,000, (b) initial delayed draw term loans in an aggregate principal amount of up to $150,000,000 (the “Initial DDTL”), and (c) additional delayed draw term loans in an aggregate principal amount of up to $100,000,000, in each case to fund general corporate operations of the Company and its subsidiaries.

On June 21, 2023, Ashford Trust and the Borrower entered into Amendment No. 2 to the Credit Agreement (“Amendment No. 2”) with the Lenders and the Administrative Agent. Amendment No. 2, subject to the conditions set forth therein, provides that, among other things:

(i)            the DDTL Commitment Expiration Date (as defined in the Credit Agreement) will be July 7, 2023, or such earlier date that the Borrower makes an Initial DDTL draw to be used by the Borrower to prepay certain mortgage indebtedness;

(ii)           notwithstanding the occurrence of the DDTL Commitment Expiration Date, up to $100,000,000 of Initial DDTLs will be made available by the Lenders for a period of twelve (12) months ending July 7, 2024, subject to the Borrower paying an unused fee of 9% per annum on the undrawn amount;

(iii)          Ashford Trust and the Borrower will be permitted to make certain Restricted Payments (as defined in the Credit Agreement), including without limitation dividends on Ashford Trust’s preferred stock, without having to maintain Unrestricted Cash (as defined in the Credit Agreement) in an amount not less than the sum of (x) $100,000,000 plus (y) the aggregate principal amount of DDTLs advanced prior to the date thereof or contemporaneously therewith;

(iv)         a default on certain pool mortgage loans will not be counted against the $400,000,000 Mortgage Debt Threshold Amount (as defined in the Credit Agreement);

(v)           for purposes of the Mortgage Debt Threshold Amount, a certain mortgage loan, with a current aggregate principal amount of $415,000,000, will be deemed to have a principal amount of $400,000,000; and

(vi)          when payable by the Borrower under the Credit Agreement, at least 50% of the Exit Fee (as defined in the Credit Agreement) shall be paid as a Cash Exit Fee (as defined in the Credit Agreement).

The foregoing description of the Credit Agreement, Amendment No. 1, Amendment No. 2 and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Credit Agreement, Amendment No. 1 and Amendment No. 2, copies of which are attached hereto as Exhibit 10.1, Exhibit 10.2 and Exhibit 10.3, respectively, and are incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)       Exhibits

Exhibit Number	Description

10.1*	Credit Agreement, dated as of January 15, 2021, by and among Ashford Hospitality Trust, Inc., Ashford Hospitality Limited Partnership, OPPS AHT Holdings, LLC, ROF8 AHT PT, LLC, Oaktree Phoenix Investment Fund AIF (Delaware), L.P., and Oaktree Fund Administration, LLC, as administrative agent (incorporated by reference to Exhibit 10.1 to the Registrant’s Form 8-K, filed on January 15, 2021) (File No. 001-31775).

10.2	Amendment No. 1 to Credit Agreement, dated as of October 12, 2021, by and among Ashford Hospitality Trust, Inc., Ashford Hospitality Limited Partnership, OPPS AHT Holdings, LLC, ROF8 AHT PT, LLC, The Lenders Phoenix Investment Fund AIF (Delaware), L.P., and Oaktree Fund Administration, LLC, as administrative agent (incorporated by reference to Exhibit 10.2 to the Registrant’s Form 8-K, filed on October 13, 2021) (File No. 001-31775).

10.3	Amendment No. 2 to Credit Agreement, dated as of June 21, 2023, by and among Ashford Hospitality Trust, Inc., Ashford Hospitality Limited Partnership, OCM AHT Holdings, LLC, ROF8 AHT PT, LLC, Oaktree Phoenix Investment Fund AIF (Delaware), L.P., and Oaktree Fund Administration, LLC, as administrative agent.

10.4	Investor Agreement, dated as of January 15, 2021, by and among Ashford Hospitality Trust, Inc., OPPS AHT Holdings, LLC and ROF8 AHT PT, LLC (incorporated by reference to Exhibit 10.2 to the Registrant’s Form 8-K, filed on January 15, 2021) (File No. 001-31775).

10.5	Subordination and Non-Disturbance Agreement, dated as of January 15, 2021, by and among Oaktree Fund Administration, LLC as the Administrative Agent and collateral agent on behalf of the Lenders, Ashford Inc., Ashford Hospitality Advisors LLC, Ashford Hospitality Trust, Inc., Ashford Hospitality Limited Partnership, Ashford TRS Corporation, Remington Lodging & Hospitality, LLC, Premier Project Management, LLC and Lismore Capital II LLC (incorporated by reference to Exhibit 10.3 to the Registrant’s Form 8-K, filed on January 15, 2021) (File No. 001-31775).

104	Cover Page Interactive Data File (formatted in Inline XBRL and contained in Exhibit 101).

* Certain of the schedules to the Credit Agreement have been omitted from this filing pursuant to Item 601(a)(5) of Regulation S-K. The Company will furnish copies of any such schedules to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASHFORD HOSPITALITY TRUST, INC.

Dated: June 23, 2023	By:	/s/ Alex Rose
Alex Rose
Executive Vice President, General Counsel & Secretary